Exhibit 10.22

Time-Based Vesting

QUALITYTECH, LP

2010 EQUITY INCENTIVE PLAN

CLASS O UNIT AWARD AGREEMENT

Pursuant to the QualityTech, LP 2010 Equity Incentive Plan (the “Plan”), the Third Amended and Restated Agreement of Limited Partnership (as amended from time to time, the “LP Agreement”) of QualityTech, LP (the “Partnership”), and the Limited Liability Company Agreement (as amended from time to time, the “LLC Agreement”) of QualityTech Employee Pool, LLC (“Employee Pool”), (i) the Grantee named below hereby is granted an award in the form of Class O Units in Employee Pool (herein defined as an “Award” or the “LTIP Units”), and (ii) the Partnership has issued to Employee Pool an identical number of Class O LTIP Units in the Partnership. Upon the close of business on the Final Acceptance Date, if the terms and conditions of the grant set forth in this cover sheet and in the attachment (collectively, the “Agreement”) are accepted, the Grantee shall receive the number of Class O Units in Employee Pool specified below, each having the rights, voting powers, restrictions, vesting limitations, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein, in the LLC Agreement and in the Plan. Any Class A Units of Employee Pool issued upon conversion of your Class O Units are referred to herein as the “Plan Class A Units.”

Name of Grantee:

Grantee’s Social Security Number:             -            -

Number of Class O Units:

Grant Date:

Final Acceptance Date:

Vesting Schedule: In accordance with the vesting schedule set forth on Exhibit B hereto and the other terms and conditions set forth in this Agreement.

By your signature below, you agree to all of the terms and conditions described herein, and in the LLC Agreement and the Plan, copies of which are attached. You acknowledge that you have carefully reviewed these documents.

Grantee:		Date:
(Signature)

Employee Pool:		Date:
(Signature)
Title:

Time-Based Vesting

Attachment

This is not a stock certificate or a negotiable instrument.

Time-Based Vesting

QUALITYTECH, LP

2010 EQUITY INCENTIVE PLAN

CLASS O UNIT AWARD AGREEMENT

Operating Agreement	In order to have rights with respect to the LTIP Units granted hereby, you must first sign and deliver a counterpart signature page to the LLC Agreement, a copy of which is attached as Exhibit A. Upon such execution and delivery, you will become a member of Employee Pool, subject to the restrictions and conditions set forth in the LLC Agreement.

Vesting of LTIP Units	Subject to the Change of Control provisions herein, your LTIP Units will vest in accordance with the vesting schedule set forth on Exhibit B so long as you continue in Service on the vesting dates set forth on Exhibit B.

Upon termination of your Service for any reason, the LTIP Units that have not yet vested, and upon termination of your Service for Cause (as defined in the Plan), all of your LTIP Units (whether or not vested) and all of your Plan Class A Units, will, without payment of any consideration, automatically and without notice terminate, be forfeited and be and become null and void, and neither you nor any of your successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such LTIP Units and Plan Class A Units.

Rights of Repurchase	Following termination of your Service for any reason, Employee Pool will have the right to purchase any vested LTIP Units and Plan Class A Units you have acquired or will acquire under this Award. If Employee Pool exercises its right to purchase such interests, it will notify you of its intention to purchase such LTIP Units and/or Plan Class A Units, and will consummate the purchase within one year after your termination of Service.

If Employee Pool exercises its right to purchase such interests, the purchase price will be the Fair Market Value (as defined in the Plan) of such LTIP Units and/or Plan Class A Units on the date of such purchase.

Employee Pool may assign or delegate its right to repurchase hereunder to any Person.

Employee Pool’s right of repurchase will expire upon the consummation of an IPO.

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Put Right	In the event of your death prior to an IPO, your estate will have the right, for one year following the date of your death, to require Employee Pool to purchase at Fair Market Value that number of vested LTIP Units and Plan Class A Units held by you at the date of your death that have an aggregate Fair Market Value on the date of purchase equal to the applicable estate or similar taxes payable in respect of the estate’s receipt of such LTIP Units and Plan Class A Units, or, if greater, the number of vested LTIP Units and Plan Class A Units with an aggregate Fair Market Value on the date of purchase equal to the product of (i) the total estate or similar taxes payable in respect of your estate and (ii) the fraction, the numerator of which is the Fair Market Value of all LTIP Units and Plan Class A Units held by you at the date of your death and the denominator of which is the fair market value of your taxable estate as reported by your estate for federal estate or similar tax purposes.

Change of Control	In the event of a Change of Control (as defined in the Plan) prior to your termination of employment with the Partnership or any of its Affiliates, any outstanding unvested LTIP Units will immediately vest in full.

Distributions	Distributions on the LTIP Units and Plan Class A Units shall be paid, if at all, in accordance with the terms of the LLC Agreement. Class O Units will not be entitled to participate in any distributions made with respect to Plan Class A Units. Upon liquidation, the distributions with respect to any vested Class O Units will be limited to the capital account of the vested Class O Units. No distributions will be made with respect to LTIP Units that do not vest.

Leaves of Absence	For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by your employer in writing if the terms of the leave provide for continued Service crediting under the Plan, or when continued Service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

The board of directors of the General Partner of the Partnership (the “Board”) administers the Plan and may determine, in its discretion, which leaves count for this purpose, and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan.

Investment Representation; Registration	You hereby make the covenants, representations and warranties set forth on Exhibit C attached hereto as of the date of acceptance of this Agreement and each Vesting Date (as defined in Exhibit B) and upon each conversion of any of your LTIP Units into Plan Class A Units.

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All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by you. You shall immediately notify the Partnership and Employee Pool upon discovering that any of the representations or warranties set forth on Exhibit C was false when made or has, as a result of changes in circumstances, become false. Neither the Partnership nor Employee Pool will have any obligation to register under the Securities Act any LTIP Units or Plan Class A Units or any other securities issued upon conversion of the LTIP Units.

Section 83(b) Election	You hereby agree to make an election to include in gross income, in the year of transfer to you, the value of the LTIP Units pursuant to Section 83(b) of the Code substantially in the form attached hereto as Exhibit D (and to provide Employee Pool and your employer a copy of such election as filed by you with the Internal Revenue Service) and to supply the necessary information in accordance with the regulations promulgated thereunder.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST YOUR EMPLOYER, THE PARTNERSHIP, EMPLOYEE POOL OR THEIR REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE CONSEQUENCES, ACCURACY AND TIMELINESS OF SUCH FILING.

Amendment and Adjustments

You acknowledge that the Plan may be amended or discontinued and that this Agreement may be amended or canceled by Employee Pool for the purpose of satisfying changes in law or for any other lawful purpose.

You acknowledge that the LTIP Units and Plan Class A Units issued to you are subject to the terms of the Plan and the LLC Agreement, including the adjustment provisions of Section 17 of the Plan.

Withholding Taxes	You agree as a condition of this grant that you will make acceptable arrangements to pay any withholding or other taxes that may be due in connection with the grant or vesting of the LTIP Units. In the event that the Partnership, Employee Pool or an Affiliate, as applicable, determines that any federal, state, local or foreign tax or withholding payment is required relating to the LTIP Units, the Partnership, Employee Pool or an Affiliate, as applicable, shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Partnership, Employee Pool or an Affiliate, as applicable.

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No Retention Rights	This Agreement and the grant evidenced hereby do not give you the right to be retained by the Partnership or an Affiliate in any capacity. Unless otherwise specified in an employment or other written agreement between the Partnership or an Affiliate, as applicable, and you, the Partnership or an Affiliate, as applicable, reserves the right to terminate your Service at any time and for any reason.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

Transferability	The LTIP Units and Plan Class A Units may not be transferred or assigned except with the consent of the Board.

The Plan	The text of the Plan is incorporated in this Agreement by reference.

Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.

This Agreement, the LLC Agreement and the Plan constitute the entire understanding between you and Employee Pool regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded.

Data Privacy

In order to administer the Plan, the Partnership, its General Partner ( “General Partner”) and Employee Pool may process personal data about you. Such data includes, but is not limited to, information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you such as your contact information, payroll information and any other information that might be deemed appropriate by the Partnership, General Partner and Employee Pool to facilitate the administration of the Plan.

By accepting this Award, you give explicit consent to the Partnership, the General Partner and Employee Pool to process any such personal data.

Code Section 409A	It is intended that this Award comply with Section 409A of the Code (“Section 409A”) or an exemption to Section 409A. To the extent that the Board and/or Employee Pool determines that you would be subject to the additional 20% tax imposed on certain non-qualified deferred compensation plans pursuant to Section 409A as a result of any provision of this Agreement, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board as administrator of the Plan. For purposes of this Award, a termination of employment only occurs upon an event that would be a Separation from Service within the meaning of Section 409A.

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Anti-dilution Adjustments	Any numbers contained in this Award Agreement that refer to a specific amount of units or that reflect a “per-unit” calculation, except to the extent that such numbers are as of or prior to the date of this Award Agreement or are used as hypothetical examples, are subject to adjustment upon subdivisions, combinations, reclassifications, unit distributions or similar dilution events with respect to the outstanding units of the Partnership.

By signing this Agreement, you agree to all of the terms and conditions described above and in the Plan and the LLC Agreement.

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EXHIBIT A

FORM OF MEMBER SIGNATURE PAGE

The Grantee, desiring to become a member of QualityTech Employee Pool, LLC, hereby accepts all of the terms and conditions of, and becomes a party to, the Limited Liability Company Agreement of Quality Tech Employee Pool, LLC (the “LLC Agreement”). The Grantee agrees that this signature page may be attached to any counterpart of the LLC Agreement.

Signature Line for Grantee:

Name:
Date:

Address of Member:

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EXHIBIT B

[VESTING SCHEDULE]

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EXHIBIT C

GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES

The Grantee hereby represents, warrants and covenants as follows:

(a) The Grantee has received and had an opportunity to review the following documents (the “Background Documents”):

(i) The LLC Agreement;

(ii) The Plan; and

(iii) The Award Agreement.

The Grantee also acknowledges that any delivery of the Background Documents and other information relating to Employee Pool LLC and the Partnership prior to the determination by the Board of the suitability of the Grantee as a holder of LTIP Units shall not constitute an offer of LTIP Units until such determination of suitability shall have been made.

(b) The Grantee hereby represents and warrants that

(i) The Grantee either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise the Grantee with respect to the grant of LTIP Units and the potential conversion of LTIP Units into Plan Class A Units, has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in Employee Pool and of making an informed investment decision, (II) is capable of protecting the Grantee’s own interest or has engaged representatives or advisors to assist him or her in protecting his or her interests, and (III) is capable of bearing the economic risk of such investment.

(ii) The Grantee understands that (A) the Grantee is responsible for consulting the Grantee’s own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to the Grantee’s particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Partnership, Employee Pool or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides or will provide services to the Partnership and/or its wholly owned Affiliates on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership and Employee Pool, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; and (D) an investment in Employee Pool and the Partnership involves substantial risks. The Grantee has been given the opportunity to make a

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thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership, Employee Pool and their activities (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee. The Grantee confirms that all documents, records, and books pertaining to the Grantee’s receipt of LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee. The Grantee has had an opportunity to ask questions of and receive answers from the Partnership and Employee Pool, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Grantee has relied upon, and is making its decision solely upon, the Background Documents and other written information provided to the Grantee by Employee Pool, the Partnership and their Affiliates. The Grantee did not receive any tax, legal or financial advice from the Partnership, the General Partner or Employee Pool and, to the extent it deemed necessary, has consulted with the Grantee’s own advisors in connection with the Grantee’s evaluation of the Background Documents and this Agreement and the Grantee’s receipt of LTIP Units.

(iii) The LTIP Units to be issued and the Plan Class A Units issuable upon conversion of the LTIP Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof within the meaning of the Securities Act.

(iv) The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Plan Class A Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Plan Class A Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by Employee Pool on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units, or Plan Class A Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Plan Class A Units and (E) Employee Pool has no obligation or intention to register such LTIP Units or the Plan Class A Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Plan Class A Units issuable upon conversion of the LTIP Units which are set forth in the Plan, the LLC Agreement or this Agreement, the Grantee may have to bear the economic risk of ownership of the LTIP Units acquired hereby and the Plan Class A Units issuable upon conversion of the LTIP Units for an indefinite period of time.

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(v) The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.

(vi) No representations or warranties have been made to the Grantee by the Partnership, Employee Pool, the General Partner or the Manager, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in Employee Pool or the Partnership or the LTIP Units except the information specified in paragraph (ii) above.

(c) So long as the Grantee holds any LTIP Units or Plan Class A Units, the Grantee shall disclose to Employee Pool and the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as Employee Pool and the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to Employee Pool and the Partnership or to comply with requirements of any other appropriate taxing authority.

(d) The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as Exhibit D. The Grantee agrees to file the election (or to permit Employee Pool, the Partnership or an Affiliate to file such election on the Grantee’s behalf) within thirty (30) days after the Award of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

(e) The address set forth on the first page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

(f) The representations of the Grantee as set forth above are true and complete to the best of the information and belief of the Grantee, and Employee Pool shall be notified promptly of any changes in the foregoing representations.

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EXHIBIT D

ELECTION UNDER SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned (the “Taxpayer”) hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and social security number of the undersigned:

Name:

Address:

Social Security No. :

2.	Description of property with respect to which the election is being made:

The election is being made with respect to              Class O Units (the “LTIP Units”) in QualityTech Employee Pool, LLC, which is taxed as a partnership (the “Partnership”).

3.	The date on which the property was transferred is , 20 .

4.	The taxable year to which this election relates is calendar year 20 .

5.	Nature of restrictions to which the property is subject:

(a) The LTIP Units may not be transferred in any manner without the consent of the Partnership.

(b) The LTIP Units vest in accordance with the vesting provisions described in the Schedule attached hereto. Unvested LTIP Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

6.	The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0 per LTIP Unit.

7.	The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.

8.	A copy of this statement has been furnished to the Partnership and to Quality Technology Services, LLC, the company for whom the Taxpayer performs services.

Dated:             , 20

Name:

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Schedule to Section 83(b) Election -Vesting Provisions of LTIP Units (Class O Units)

The LTIP Units are subject to time-based vesting, subject to acceleration in the event of certain extraordinary transactions. Unvested Class O Units are subject to forfeiture in the event of failure to vest based on the passage of time and the required continued service to the Partnership or its affiliates.

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PROCEDURES FOR MAKING ELECTION

UNDER INTERNAL REVENUE CODE SECTION 83(b)

The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:

1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your LTIP Units.

2. At the same time you file the election form with the IRS, you must also give a copy of the election form to Employee Pool, LLC and to QualityTech, LP or the Affiliate where you are employed.

3. You must file another copy of the election form with your federal income tax return (generally, Form 1040) for the taxable year in which the LTIP Units are granted to you.